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                                                     EXHIBIT 10.36

                              EIGHTH AMENDMENT TO
                      REVOLVING CREDIT AND LOAN AGREEMENT


     This EIGHTH AMENDMENT TO REVOLVING CREDIT AND LOAN AGREEMENT ("Eighth Amendment") is dated as of July 15, 1997, and is among MEDAR, INC., a Michigan corporation (the "Company"), and INTEGRAL VISION LTD., a corporation established under the laws of the United Kingdom ("Integral"), as Borrowers, and NBD BANK, a Michigan banking corporation ("NBD"). This Eighth Amendment amends the Revolving Credit and Loan Agreement dated as of August 10, 1995 (as amended, the "Loan Agreement"), as amended by the First Amendment to Revolving Credit and Loan Agreement dated October 12, 1995 (the "First Amendment"), the Second Amendment to Revolving Credit and Loan Agreement dated October 31, 1995 (the "Second Amendment"), the Third Amendment to Revolving Credit and Loan Agreement dated as of March 29, 1996 ("Third Amendment"), the Fourth Amendment to Revolving Credit and Loan Agreement dated as of August 11, 1996 ("Fourth Amendment"), the Fifth Amendment to Revolving Credit and Loan Agreement dated as of February 27, 1997 ("Fifth Amendment"), the Sixth Amendment to Revolving Credit and Loan Agreement dated as of March 28, 1997 ("Sixth Amendment"), and the Seventh Amendment to Revolving Credit and Loan Agreement dated as of June 27, 1997 ("Seventh Amendment"), among the Company, Integral and NBD. The original Loan Agreement and the first four amendment also had as a party a former subsidiary of the Company, Integral Vision-AID, Inc., a Michigan corporation ("AID") (successor by merger to Integral Vision-Aid, Inc., an Ohio corporation, formerly known as Automatic Inspection Devices, Inc.). AID has since been merged into the Company and no longer exists as a separate corporation. The Company and Integral are collectively referred to as the "Borrowers" and individually as a "Borrower". Capitalized terms not otherwise defined in this Eighth Amendment shall have the meanings given to them in the Loan Agreement.

     WHEREAS, the Borrowers have negotiated to obtain $7,000,000 of subordinate, secured debt and have requested that NBD consent to such debt and security.

     WHEREAS, NBD has agreed to consent to the Company incurring the additional debt on the terms and conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

     1. Revised Definitions.

       (a) The following definitions contained in Section 1.1 of the Loan Agreement, as amended, are hereby amended, effective the date hereof, to read as follows:

     "Commitment" means the commitment of NBD to make Revolving Loans pursuant to the terms of Section 2.1, which together with the outstanding principal amount of the Bridge Loan and the Over-Formula Loan shall not exceed $16,000,000 until September 29, 1997, and $15,000,000 on and after
     September 30, 1997, as such amounts may be further reduced from time to time pursuant to Section 2.2.


     "Eligible Accounts Receivable" means each account owing to any of the Borrowers or Guarantor ("Loan Party") which meets the following specifications:



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          (a) it arose from a bona fide sale of goods, in the ordinary course of business, such goods having been delivered or shipped to the account debtor and the appropriate Loan Party has genuine purchase orders, invoices and shipping documents or receipts;

          (b) has been outstanding for no more than 120 days from the date of shipment or delivery;

          (c) it is owned by the appropriate Loan Party, free and clear of any Lien, other than the perfected, first priority Lien created in favor of NBD and a Lien subject to the Subordination Agreement;

          (d) it is enforceable against the account debtor for the amount included in the Borrowing Base, is in compliance with applicable laws and regulations, is not subject to any set-off, credit allowance or adjustment (except discounts for prompt payment reflected in the computation thereof) and the account debtor has not returned the goods or disputed liability with respect to such account;

          (e) none of the Loan Parties have notice or knowledge of any fact or occurrence which could reasonably be expected to impair the credit worthiness of the account debtor;

          (f) the account debtor is not an Affiliate of any Loan Party, nor is it the United States of America, or any agency thereof;

          (g) the account debtor has its principle place of business in the United States, Britain or Canada, or the account is covered by acceptable credit insurance; and

          (h) NBD has not notified the Borrowers that the account or account debtor is unsatisfactory, in the discretion of NBD.

     "Loans" means (i) the Revolving Loans made by NBD to the Borrowers pursuant to Section 2.1, including those made by NBD through the London Branch, in each case evidenced by the Revolving Note, (ii) the Equipment Loans made by NBD to any one or more of the Borrowers pursuant to Section 2.4, (iii) the Over-Formula Loan, (iv) the 1995 Mortgage Loan made by NBD to the Company pursuant to Section 2.6, and (v) the term loan evidenced by the Amended and Restated Term Note, dated July 15, 1997, in the original principal amount of $1,500,000, from the Company to NBD.

     "Loan Documents" means this Agreement, the Notes, the Guaranty Agreement, the L/C Documents, NBD Guaranty Documents, the Equipment Loan Documents, the Security Documents, any mortgages given to NBD, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment and all other agreements, documents or instruments now or hereafter executed by or on behalf of any of the Borrowers or the Guarantor and delivered to NBD in connection with this Agreement or any amendment thereof.

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     "Notes" means the Revolving Note, the 1995 Term Note, the Over-Formula Loan
     Note, and the Amended and Restated Term Note, dated July 15, 1997, in the original principal amount of $1,500,000, from the Company to NBD, together with any amendment, restatement, replacement or renewal thereof, and the promissory notes, leases, and conditional sale contracts given by any Borrower pursuant to the credit granted under Section 2.4, together with any amendment, restatement, replacement or renewal thereof.

     "Tangible Net Worth" means (a) the excess, if any, of the assets of the Borrowers and the Guarantor (excluding capitalized software development costs, goodwill, patents, trademarks, trade names, copyrights and other assets properly classified as intangible assets in accordance with GAAP) over the liabilities of the Borrowers and the Guarantors, determined on a combined basis in accordance with GAAP; provided, however, that, in determining Tangible Net Worth, (i) there shall be included in liabilities any and all evidences of Indebtedness of the Borrowers or any Guarantor, including notes and debentures of any Borrower or Guarantor which are subordinated indebtedness, and (ii) there shall be excluded from assets any and all assets of the Borrowers and the Guarantor which are Investments in any other Person.

     "Termination Date" means the earlier to occur of (a) August 31, 1999, and
     (b) the date on which the Commitment shall be terminated pursuant to
     Section 2.2 or 7.2.

     (b) The following definitions are hereby added in alphabetical order to
Section 1.1 of the Loan Agreement  to read as follows:

     "Aggregate Net Income" means the aggregate amount of positive annual net income after taxes for each fiscal year of the Borrowers and the Guarantor on a consolidated basis, as determined in accordance with GAAP, beginning with the fiscal year ending December 31, 1997 through the date of determination, without any offset for any negative net income during such period. Aggregate Net Income will only be adjusted as of the last day of each fiscal year.

     "Note Subordination Agreement" means the Subordination Agreement given to NBD by the holders of the Subordinated Notes, in substantially the form of
     Exhibit 1 attached to the Eighth Amendment, and any amendment, replacement or restatement thereof.

     "Subordinated Notes" means Indebtedness of the Company under seven 12.95% Senior Subordinated Secured Notes dated July 14, 1997, in the aggregate original principal amount of $7,000,000, which have been issued under the Note and Warrant Purchase Agreement, dated as of July 14, 1997, and any replacements thereof; provided that such Indebtedness, any guaranties and any Liens are made subordinate to the Obligations and Liens of NBD on terms satisfactory to NBD.

          2. Letter of Credit Fees.   The reference in the third line of Section
2.3(a)(iii) of the Loan Agreement to "1.00%" is hereby amended to read "1.25%".

          3. Cancellation of Inventory Reliance Fee. When the outstanding principal of and interest

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on the Bridge Loan is paid in full and when the outstanding principal balance of the Over-Formula Loan is at or below $1,500,000, the Inventory Reliance Fee described in Section 2.1(b)(iii) shall cease to accrue.

     4. Equipment Line.   Section 2.4(a) of the Loan Agreement is hereby amended
to read in its entirety to read as follows:

     (a) Requests for Loans. Subject to the terms and conditions of this Agreement and at the sole discretion of NBD before July 31, 1998, NBD may extend term loans to, or enter into leases or conditional sales contracts with, either the Company or AID in a total amount not to exceed $500,000 to be used for the acquisition of equipment. All requests under this Section
     2.4 must be submitted in writing to NBD, together with all information reasonably requested by NBD with respect to the equipment to be acquired.

     5. Quarterly Audits.   Section 6.1(g) of the Loan Agreement is hereby
amended to read in its entirety to read as follows:

     (g) Audits. Prior to the occurrence of an Event of Default, permit NBD's representatives to conduct quarterly, on-site audits of the Borrowers' and Guarantor's business operations, after the occurrence of an Event of Default, NBD may audit the Borrowers, Guarantor and their respective businesses as frequently as NBD desires, and the Borrowers must reimburse NBD for all costs (including its standard auditor fees) incurred in connection therewith within 10 days after receipt of an invoice therefor.

     6. Revised Financial Covenants. Sections 6.2(a) and (b) of the Loan Agreement are hereby amended in their entirety to read as follows:

     (a) Tangible Net Worth. Permit or suffer Tangible Net Worth to be less than, on June 30, 1997 and September 30, 1997, $9,500,000, and as of the end of each fiscal quarter of the Borrowers beginning December 31, 1997 and thereafter, less than (i) $9,500,000, plus (ii) as of the date of determination, 50% of Aggregate Net Income.

     (b) Debt to Worth Ratio. Permit or suffer the Debt to Worth Ratio to exceed (i) 3.50 to 1.00 on December 31, 1996 and as of the end of each fiscal quarter of the Borrowers to and including June 30, 1998, and (ii)
     3.25 to 1.00 on September 30, 1998 and as of the end of each fiscal quarter of the Borrowers thereafter.

     7. Revised Indebtedness and Lien Covenants.  Sections 6.2(c)(iv) and
(d)(vi) of the Loan Agreement are hereby amended in their entirety to read as follows:

     (iv) Indebtedness of the Company under the Subordinated Notes and the guarantee of such debt by Integral and Guarantor.

                                   . . . .

     (vi) Liens in favor of NBD and Liens granted in connection with the Subordinated

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     Notes by the Company and subordinated to NBD's Liens under the Note
     Subordination Agreement.

     8. Conditions. Notwithstanding any other term of this Eighth Amendment or the Loan Agreement, NBD will not be required to give effect to this Eighth Amendment unless the following conditions have been met:

               a. NBD shall have received a fully executed copy of this Eighth Amendment and the Amended and Restated Term Note, dated July 15, 1997, in the original principal amount of $1,500,000, from the Company to NBD (together with any amendments, restatements or renewals thereof, the "1997 Term Note"), in substantially the form of Exhibit 8 attached hereto.

               b. NBD shall have received a reaffirmation of the guaranty from Medar Canada Ltd. and Maxco, Inc., including a consent to the terms of this Eighth Amendment.

               c. The outstanding principal of and interest on the Bridge Loan is paid in full from the proceeds of the Subordinated Notes and a principal payment of $1,500,000 on the Over-Formula Loan is made from the proceeds of the Subordinated Notes.

               d. NBD shall have received the Note Subordination Agreement, fully executed by all holders of the Subordinated Note and the Agent for such holders.

               e. NBD shall have received an updated Collateral Assignment of Proprietary Rights and Security Agreement with updated information on the Borrowers' intellectual property.

               f. All of the terms and conditions in Section 3.7 of the Loan Agreement continue to be met.

               g. NBD shall have received an amendment fee of $60,000 from the Borrowers, which is due and payable upon the execution of this Eighth Amendment. Such amendment fee is in addition to all other interest, fees, costs and expenses due from the Borrowers.

     9. Additional Equity; Termination of Guaranty. The Company agrees that it will obtain at least $750,000 of additional equity from Maxco, Inc. by August 15, 1997. After payment in full of the Bridge Loan as contemplated hereby and Maxco, Inc. pays the Company at least $750,000 for additional equity, NBD acknowledges that the Guaranty to NBD by Maxco, Inc. will be terminated and it will provide written confirmation thereof to Maxco, Inc.

     10. Reaffirmation of Loan Agreement; Conflicts. The parties hereto acknowledge and agree that the terms and provisions of this Eighth Amendment, amend, add to and constitute a part of the Loan Agreement. Except as expressly modified and amended by the terms of this Eighth Amendment, all of the other terms and conditions of the Loan Agreement and all of the documents executed in connection therewith or referred to or incorporated therein, remain in full force and effect and are hereby ratified, confirmed and approved. If there is an express conflict between the terms of this Eighth Amendment and the terms of the Loan Agreement, or any of the other agreements or

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documents executed in connection therewith or referred to or incorporated therein, the terms of this Eighth Amendment shall govern and control. Any reference in any other document or agreement to the Loan Agreement shall hereafter refer to the Loan Agreement as amended by this Eighth Amendment.

     11. Representations True. The representations and warranties of the Borrowers contained in the Loan Agreement are true on the date hereof and, after giving effect hereto, there does not exist any Default or Event of Default under the Loan Agreement.

     12. Expenses. Borrowers acknowledge and agree that the Borrowers will pay all attorneys' fees and out-of-pocket costs of NBD in connection with or with respect to this Eighth Amendment and the conditions set forth herein.

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     IN WITNESS WHEREOF, the Borrowers and NBD have executed the foregoing document by their duly authorized officers as of the day and year first written above.

                                          NBD BANK

                                          By:____________________________
                                          Richard P. Haslinger
                                          Its:  Senior Vice President

                                          and

                                          By:____________________________
                                          Glenn Ansiel
                                          Its:  Assistant Vice President


                                          MEDAR, INC.

                                          By:____________________________
                                          Charles Drake
                                          Its:  President


                                          INTEGRAL VISION LTD.

                                          By:____________________________
                                          Richard Current
                                          Its:  Company Secretary






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                          REAFFIRMATION OF GUARANTY


        The undersigned, Medar Canada Ltd., hereby acknowledges and agrees to the terms of this Eigth Amendment to Revolving Credit and Loan Agreement and hereby reaffirms each and every term of its (i) Guarantee and Postponement of Claim dated August 10, 1995, given in favor of NBD Bank with respect to the obligations of Medar, Inc., Automatic Inspection Devices, Inc. (also known as Integral Vision-AID, Inc. and now merged into Medar, Inc.) and Integral Vision
 Ltd., and (ii) General Security Agreement dated as of May 1, 1996, given in favor of NBD Bank.


                                                MEDAR CANADA LTD.


                                                By:__________________________
                                                Charles Drake
                                                Its:  President

                                                Dated ________________________





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                           REAFFIRMATION OF GUARANTY


        The undersigned, Maxco, Inc., hereby acknowledges and agrees to the terms of this Eighth Amendment to Revolving Credit and Loan Agreement, dated July __, 1997, among Medar, Inc., Integral Vision Ltd. and NBD Bank. The undersigned hereby agrees that the term "Indebtedness" in its Guaranty dated February 27, 1997, given in favor of NBD Bank, is hereby amended to refer to up to the principal amount of $750,000 of the Obligations ("Guaranteed Portion") owing to NBD Bank (as defined in the Revolving Credit and Loan Agreement, dated August 10, 1995, as amended), and hereby reaffirms each and every term of its Guaranty as amended hereby. It is agreed that any payment on the Obligations from any source other than Maxco, Inc. will not reduce the Guaranteed Portion.


                                          MAXCO, INC.


                                          By:__________________________

                                             Its:  ____________________

                                          Dated ________________________







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